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                                                                   EXHIBIT 10.4
                                                                   APPENDIX D

                     Physicians Care for Connecticut, Inc.
                             SUBSCRIPTION AGREEMENT
                             (Individual Physician)

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NAME & ADDRESS
Print (or type) below the name and address to
whom you would like your stock certificate sent
------------------------------------------------  Your Name
(Name)
------------------------------------------------  Your Street Address (No P.O. Boxes please, since
(Address)                                         stock will be sent registered mail)
------------------------------------------------  Your City and State
(City)                                 (State)
                                      ----------  Your Zip Code
                                           (Zip)
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STOCK REGISTRATION
------------------------------------------------  Stock must be listed by individual name. Include
(Name)                                            the first name, middle initial and last name of
Please Print or Type                              the shareholder. Avoid the use of two initials.
                                                  Please omit words that do not affect ownership
                                                  rights, such as "Mrs." "Mr." "Dr." "special
                                                  account," "single person," etc.
                                                  IF STOCK IS TO BE LISTED IN A CORPORATE OR
                                                  PRACTICE NAME, PLEASE USE SUBSCRIPTION AGREEMENT
                                                  (GROUP).
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PHONE & FAX NUMBERS
( ---) --------------------- Phone                All telephone numbers will be kept confidential.
( ---) --------------------- Fax                  Telephone numbers will not be used for any
( ---) --------------------- Phone                solicitation purposes.
( ---) --------------------- Fax
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MEDICAL ASSOCIATION MEMBERSHIP
/ / I am now a member of my state and/or county   Subscribers must be members in County Medical
    Medical societies. I hereby affirm that I     Society (if a county medical association exists
    previously have filed an application for      in such county) and the State Medical
    such membership.                              Association if available, or apply for such
                                                  membership.
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SHARES PURCHASED AND PRICE

A.Primary Care Physicians (See definition of      Every physician must purchase one share of Class
  Primary Care Physician ("PCP") contained on     A Common Stock. No Physician may purchase more
  page 48 of the Prospectus):                     than one share of Class A
                                                  Common Stock.
1 Class A Shares: (NOTE: PCPS MAY ONLY PURCHASE
  1 SHARE OF CLASS A STOCK)

       @ $3,000 per share if shares purchased     ------------------------------------------------
        before ---------------------           $
        --------------
        @ $4,000 per share if shares purchased
        after---------------------             $
        --------------
 Class B shares: (NOTE: PCPS MAY PURCHASE AS      Specialist Physicians must purchase at least one
 MANY CLASS B SHARES AS DESIRED BUT ARE NOT       share of Class B Stock. There is no limit on the
 REQUIRED TO PURCHASE ANY CLASS B SHARES)         number of Class B shares which can be purchased
                                                  by any physician.

       @ $3,000 per share if shares purchased
        before ---------------------           $
        --------------                            See definition of Specialist Physician contained
        @ $4,000 per share if shares purchased    on Page   of the Prospectus.
        after---------------------             $
        --------------
                Total:                  $ ------

B. Specialist Physician (See definition of        The PROMPT SUBSCRIPTION DEADLINE is , For
   Specialist Physician contained on page 48 of   Subscription Documents Received on or before the
   the Prospectus):                               Prompt Subscription Deadline, the Price is
1 Class A shares: (NOTE: SPECIALISTS MAY ONLY     $3,000 per share (Class A or Class B). For
  PURCHASE 1 SHARE OF CLASS A STOCK)              Subscription documents received after the Prompt
        @ $3,000 per share if shares purchased    Subscription Deadline, the price is $4,000 per
        before ---------------------           $  share. Subscription documents are Received if
--------------                                    actually delivered to the Subscription Agent, or
        @ $4,000 per share if shares purchased    postmarked in each case on or before the Prompt
        after---------------------             $  Subscription Deadline.
        --------------
                Total:                  $ ------
 Class B shares: (NOTE: SPECIALISTS MUST
 PURCHASE AT LEAST ONE SHARE OF CLASS B STOCK;
 HOWEVER, AFTER PURCHASING A SHARE OF CLASS B
 STOCK, SPECIALISTS MAY PURCHASE AS MANY CLASS B
 SHARES AS DESIRED)

       @ $3,000 per share if shares purchased
        before ---------------------           $
        --------------
        @ $4,000 per share if shares purchased
        after---------------------             $
        --------------

C. Hospital Investors.
 Class B shares: (NOTE: HOSPITALS MAY NOT
 PURCHASE CLASS A SHARES)
  (NOTE: LICENSED HOSPITALS ARE REQUIRED TO
  PURCHASE NOT LESS THAN 62.50 SHARES OF CLASS B
  STOCK AT $4,000 DOLLARS PER SHARE, PROVIDED,
  HOWEVER, THAT IF A VALIDLY LICENSED HOSPITAL
  HAS LESS THAN 100 BEDS, THEN THE HOSPITAL IS
  REQUIRED TO PURCHASE NOT LESS THAN 25 SHARES
  OF CLASS B STOCK AT $4,000 PER SHARE.)

                                        $ ------
                Total:                  $ ------
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CHECK PAYABLE TO:

State Street Bank & Trust -- Escrow Agent         1) Attach a check for total Purchase Price made
                                                  payable to State Street Bank & Trust Escrow
                                                  Agent for
                                                  --------------------------
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SOCIAL SECURITY NUMBER
---- ---- ------- Social Security Number          Print (or type) social security number.
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CERTIFICATION OF RESIDENCE
AND LICENSING

I so certify                                      By signing opposite, you certify that you are a
                                                  resident of one of the following states (please
                                                  check one state):

--------------------------                        / / Connecticut
(Sign Name)                                       / / New York
                                                  / / Rhode Island
                                                  / / Massachusetts
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STOCK TRANSFER AND
REDEMPTION RESTRICTIONS

I so certify                                      By signing opposite, you certify that you have
                                                  read and understand the restrictions on transfer
                                                  and redemption of the Common Stock set forth in
                                                  the Prospectus.
--------------------------
(Sign Name)
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REQUIRED DOCUMENTATION

Enclose the following document with signed
Subscription Agreement

/ / Check made payable to: State Street Bank &
  Trust Co. -- Escrow Agent
/ / MedServ IPA Participation Agreement
/ / Physicians Care Primary Care Physician
  Attachment or Physicians Care
  Specialist Physician Attachment
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The undersigned agrees that after receipt by the Subscription Agent, this subscription agreement may not be modified, withdrawn or canceled without the consent of Physicians Care for Connecticut,
Inc.

Under penalty of perjury, I certify that the Social Security Number and the information provided in the subscription agreement are true, correct and complete, that I am not subject to back-up withholding and that I am purchasing for my own account and that there is no agreement or understanding regarding the transfer of this stock.

I acknowledge and agree that the purchase of the shares of stock in Physicians Care for
Connecticut, Inc. indicated above is subject to the terms, conditions, restriction, limitations and obligations set forth in the prospectus.

Signature                                Date

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                                                  Newbury, Piret & Co., Inc.
                                                  Subscription Agent
                                                  1 Boston Place
                                                  26th Floor
                                                  Boston, MA 02108
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